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EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

        In connection with the Annual Report on Form 10-K for the period ended December 31, 2012 (the "Report") of New Mountain Finance Holdings, L.L.C., New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation (the "Registrants"), as filed with the Securities and Exchange Commission on the date hereof, I, David M. Cordova, the Chief Financial Officer of the Registrants, hereby certify, to the best of my knowledge, that:

          (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrants.

/s/ DAVID M. CORDOVA
Name:	David M. Cordova
Date:	March 6, 2013

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  EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)